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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 6, 2000



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            MARYLAND                       1-12546               33-0577520
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)


    4220 VON KARMAN AVE, SECOND FLOOR
        NEWPORT BEACH, CALIFORNIA                                92660-2002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER.

        Filed herewith as Exhibit 99.1 is a press release issued on October 6, 2000 by Pacific Gulf Properties Inc. (the "Company") announcing November 9, 2000 as the date of its special meeting of shareholders to vote on proposals to sell the Company's industrial properties portfolio to CalWest Industrial Properties, LLC, and to sell the Company's remaining assets and liquidate. The record date for the determination of shareholders entitled to vote at the special meeting is October 13, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            The following exhibits are filed with this report on Form 8-K:

            Exhibit No.                   Description
            -----------                   -----------
               99.1 Press Release of Pacific Gulf Properties Inc. issued on October 6, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACIFIC GULF PROPERTIES INC.



Date: October 6, 2000                  By: /s/ Donald G. Herrman
                                           -------------------------------------
                                           Donald G. Herrman
                                           Executive Vice President and
                                           Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX


            Exhibit No.                   Description
            -----------                   -----------
               99.1 Press Release of Pacific Gulf Properties Inc. issued on October 6, 2000.